UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2012

Source Rock, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-169032	27-1521364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

6528 E 101 St., Suite 380, Tulsa, OK	74133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 780-3550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30 2012, the officers and directors named below resigned from all officer and director positions with the corporation. None of the officers and directors had disagreements with the registrant.

Name	Position
Michael O’Derrick	Chairman of the Board
Mark Mroczkowski	President and Chief Executive Officer and Director
Tim Elias	Chief Operating Officer

Exhibits

No.

Exhibits

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None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 30, 2012

SOURCE ROCK, INC.

By:  /s/ Ronald A. Davis

       R, President and

       Chief Executive Officer

EXHIBIT INDEX

Exhibits

No.

Exhibits

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None.

2